SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): August 24, 2004



                               AVADO BRANDS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


             Georgia                    0-19542               59-2778983
-------------------------------     ----------------      -------------------
(State or other Jurisdiction of     (Commission File         (IRS Employer
Incorporation or Organization)          Number)           Identification No.)


         Hancock at Washington
           Madison, Georgia                              30650
----------------------------------------       -------------------------
              (Address)                               (Zip Code)

       Registrant's telephone number, including area code: (706) 342-4552

                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  Change in Registrant's Certifying Accountant

     As previously indicated in a Form 8-K filed on August 6, 2004, the Audit Committee of the Board of Directors of Avado Brands, Inc. (the "Company") appointed Deloitte & Touche LLP as the Company's principal accountants, effective July 16, 2004. Due to the Company's February 4, 2004 filing of voluntary petitions in the U.S. Bankruptcy Court for the Northern District of Texas for relief under Chapter 11 of the U.S. Bankruptcy Code, the appointment was contingent upon final Bankruptcy Court approval. On July 30, 2004 the Company filed an Application for Interim and Final Approval of Employment of Deloitte & Touche LLP as Independent Accountants and Auditors for the Debtors in the United States Bankruptcy Court for the Northern District of Texas. On July 30, 2004, the Court granted the Company's application to employ Deloitte & Touche LLP on an interim basis pending a final hearing on the application. A final hearing on the application was held on August 24, 2004 at which time the Company was granted final approval to engage Deloitte & Touche LLP.

     Deloitte & Touche LLP is being engaged to audit the Company's financial statements for the fiscal year ended December 28, 2003. The audit of the 2003 financial statements has been delayed by events related to the Company's bankruptcy filing, including the resignation of the Company's predecessor auditors KPMG LLP.

     During the two most recent fiscal years ended December 28, 2003 and December 29, 2002 and through the subsequent interim period, the Company has not consulted with Deloitte & Touche LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AVADO BRANDS, INC.


                                         By:/s/Louis J. Profumo
                                         ----------------------
                                         Louis J. Profumo
                                         Chief Financial Officer


Date: August 27, 2004


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